UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22467
Kayne Anderson Midstream/Energy Fund, Inc.

(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 493-2020
Date of fiscal year end: November 30, 2010
Date of reporting period: May 31, 2011
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
     The report of Kayne Anderson Midstream/Energy Fund, Inc. (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2011 is attached below.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report of Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Kayne Anderson

Midstream/Energy Fund

KMF Semi-Annual Report

May 31, 2011

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report of Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Fund Overview

Kayne Anderson Midstream/Energy Fund, Inc. is a non-diversified, closed-end fund. We commenced operations on November 24, 2010. Our shares of common stock are listed on the New York Stock Exchange under the symbol “KMF.”

Our investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to our stockholders. We seek to achieve that investment objective by investing at least 80% of our total assets in the securities of companies in the Midstream/Energy Sector, consisting of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. We anticipate that the majority of our investments will consist of investments in Midstream MLPs and Midstream Companies. Please see the Glossary on page 40 for description of these investment categories.

As of May 31, 2011, we had total assets of $815.5 million, net assets applicable to our common stock of $573.3 million (net assets per share of $26.78), and 21.4 million shares of common stock outstanding. As of May 31, 2011, we held $644.6 million in equity investments and $134.0 million in debt investments.

Recent Events

On March 3, 2011, we completed a private placement with institutional investors of $115.0 million of senior unsecured notes (“Senior Notes”) and $35.0 million of mandatory redeemable preferred stock. The net proceeds from the offerings were used to repay the outstanding balance on our senior unsecured revolving credit facility (the “Credit Facility”). Remaining proceeds were used to make new portfolio investments and for general corporate purposes.

Results of Operations — For the Three Months Ended May 31, 2011

Investment Income.  Investment income totaled $6.2 million and consisted primarily of net dividends and distributions and interest income on our investments. Interest income was $2.9 million, and we received $6.9 million of cash dividends and distributions, of which $3.6 million was treated as return of capital during the quarter. During the quarter we received $1.3 million of paid-in-kind dividends, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $4.5 million, including $1.9 million of net investment management fees after fee waiver, $1.7 million of interest expense (including non-cash amortization of debt issuance costs of $0.1 million), and $0.4 million of other operating expenses. Management fees are calculated based on the average total assets under management and the management fee waiver was $0.5 million. Preferred stock distributions for the quarter were $0.5 million.

Net Investment Income.  Our net investment income totaled $1.7 million.

Net Realized Gains.  We had net realized gains of $11.3 million.

Net Change in Unrealized Gains.  We had net unrealized gains of $7.2 million. The net unrealized gains consisted of $6.3 million of unrealized gains from investments and $0.9 million of net unrealized gains from option activity.

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $20.2 million. The composition of this increase was as follows: (a) net investment income of $1.7 million; (b) net realized gains of $11.3 million; and (c) net unrealized gains of $7.2 million, as noted above.

Distribution to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly attributable to fees paid to other service providers) and (c) interest expense and preferred stock distributions.

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

Three Months
Ended
May 31,
2011

Distributions and Other Income from Investments
Dividends and Distributions	$6.9
Paid-In-Kind Dividends and Distributions	1.3
Interest and Other Income(1)	3.0
Net Premiums Received from Call Options Written	2.0

Total Distributions and Other Income from Investments	13.2
Expenses
Investment Management Fee, net of Fee Waiver	(1.9)
Other Expenses	(0.4)

Total Management Fee and Other Expenses	(2.3)
Interest Expense	(1.6)
Preferred Stock Distributions	(0.5)

Net Distributable Income (NDI)	$8.8

Weighted Shares Outstanding	21.4
NDI per Weighted Share Outstanding	$0.41

(1)	Includes $0.1 million of commitment fees from PIPE investments, which is recorded as a reduction to the cost of the investment.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months, and

•	Realized and unrealized gains generated by the portfolio.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

On June 29, 2011, we declared our quarterly distribution of $0.41 per common share for the fiscal second quarter for a total of $8.8 million, an increase of 9.3% from the prior quarter’s distribution. We became fully invested during the quarter, including proceeds from leverage, and this distribution reflects the net distributable income generated by our portfolio during the quarter. This distribution exceeded our previous guidance of $0.40625 per share and represents an annualized cash distribution rate of 6.6% on the initial public offering price of $25.00 per share. The distribution was paid on July 22, 2011 to common stockholders of record on July 13, 2011.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•	GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•	NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•	Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•	We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts, is included in NDI. For GAAP purposes, premiums received from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•	The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

Total leverage outstanding at May 31, 2011 of $230.0 million was comprised of $115.0 million in senior unsecured notes, $35.0 million in mandatory redeemable preferred stock and $80.0 million outstanding under our Credit Facility. Total leverage represented 28% of total assets at May 31, 2011. As of July 21, 2011, we had $70.0 million borrowed under our Credit Facility.

The Credit Facility has a $100.0 million commitment maturing on January 20, 2014. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to one-month LIBOR plus 1.75%, based on current asset coverage

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

ratios. We will pay a commitment fee of 0.35% per annum on any unused amounts of the Credit Facility. A full copy of the Credit Facility is available on our website www.kaynefunds.com.

At May 31, 2011, our asset coverage ratios under the Investment Company Act of 1940, as amended (“the 1940 Act”), were 412% and 349% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 400%, but at times may be above or below our target depending on market conditions.

At May 31, 2011, we had $115.0 million of senior unsecured notes outstanding with the following maturity dates: $55.0 million matures in 2016 and $60.0 million matures in 2018. At May 31, 2011, we had $35.0 million of mandatory redeemable preferred stock redeemable in 2018.

As of May 31, 2011, our leverage consisted of both fixed rate (65%) and floating rate (35%) obligations. At such date, the weighted average interest rate on our leverage was 3.66%.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
PORTFOLIO SUMMARY
(UNAUDITED)

Portfolio Investments by Category(1)

(1) As a percentage of total investments.
(2) Commencement of operations was November 24, 2010.

Top 10 Holdings by Issuer

			Percent of Total
			Investments as of
Holding		Sector(1)	May 31, 2011

1.	The Williams Companies, Inc.	Midstream Company	7.0%

2.	ONEOK, Inc.	Midstream Company	5.6%

3.	Kinder Morgan Management, LLC	Midstream MLP	5.2%

4.	Buckeye Partners, L.P.	Midstream MLP	3.8%

5.	El Paso Corporation	Midstream Company	3.5%

6.	Kinder Morgan, Inc.	Midstream Company	3.4%

7.	PAA Natural Gas Storage, L.P.	Midstream MLP	3.2%

8.	Enbridge Energy Management, L.L.C.	Midstream MLP	2.9%

9.	Energy Transfer Partners, L.P.	Midstream MLP	2.7%

10.	NiSource Inc.	Midstream Company	2.7%

(1) See Glossary for definitions.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 135.8%
Equity Investments(1) — 112.4%
United States — 107.9%
Midstream Company(2)(3) — 51.2%
Capital Product Partners L.P.(4)	1,074	$9,979
CenterPoint Energy, Inc.	1,037	20,047
Crude Carriers Corp.	60	829
DHT Holdings, Inc.	1,435	5,739
El Paso Corporation(5)	1,338	28,165
Golar LNG Partners LP(4)(6)	125	3,449
Kinder Morgan, Inc.	938	27,468
Knightsbridge Tankers Limited	472	9,942
National Fuel Gas Company	87	6,301
NiSource Inc.(5)	1,053	21,384
ONEOK, Inc.	635	45,122
Questar Corporation	281	4,875
Southern Union Company(5)	90	2,721
Spectra Energy Corp.	474	13,072
Targa Resources Corp.	288	10,048
Teekay Offshore Partners L.P.(4)	515	14,963
Teekay Tankers Ltd.	1,458	13,457
The Williams Companies, Inc.(5)	1,798	56,434

		293,995

Midstream MLP(2)(3)(7) — 48.0%
Buckeye Partners, L.P.	248	15,757
Buckeye Partners, L.P. — Unregistered, Class B Units(8)(9)	273	15,113
Copano Energy, L.L.C.(5)	27	920
Crestwood Midstream Partners LP — Unregistered(9)	77	2,142
Crestwood Midstream Partners LP — Unregistered, Class C Units(8)(9)	166	3,960
DCP Midstream Partners, LP	193	7,841
Enbridge Energy Management, L.L.C.(8)(10)	750	23,250
Energy Transfer Equity, L.P.	98	4,123
Energy Transfer Partners, L.P.	463	22,018
Enterprise Products Partners L.P.(5)	327	13,625
Exterran Partners, L.P.	387	9,937
Global Partners LP	331	8,591
Kinder Morgan Management, LLC(8)(10)	647	42,237
Magellan Midstream Partners, L.P.(5)	83	4,912
MarkWest Energy Partners, L.P.	76	3,616
PAA Natural Gas Storage, L.P. — Unregistered(9)	1,168	25,658
Plains All American GP LLC — Unregistered(8)(10)(11)	7	10,605
Plains All American Pipeline, L.P.(11)	80	4,979
Penn Virginia Resource Partners, L.P.	219	5,667
Regency Energy Partners L.P.	210	5,287
Regency Energy Partners L.P. — Unregistered(9)	500	12,155
Targa Resources Partners L.P.	161	5,550
TC PipeLines, LP	147	6,763

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Midstream MLP (continued)
Tesoro Logistics LP(6)	195	$4,854
Williams Partners L.P.	297	15,705

		275,265

Other Energy — 4.7%
PPL Corporation — 9.50% Preferred Shares(12)	195	11,258
PPL Corporation — 8.75% Preferred Shares(13)	18	958
The Southern Company	310	12,425
VOC Energy Trust(6)	97	2,099

		26,740

Other — 4.0%
Navios Maritime Partners L.P.(4)	538	10,266
Seaspan Corporation — 9.50% Preferred Shares	455	12,567

		22,833

Total United States (Cost — $575,331)		618,833

Canada — 4.5%
Midstream Company(2) — 3.6%
Enbridge Inc.	61	4,101
Keyera Corp.	127	5,501
Provident Energy Ltd.	167	1,533
Veresen Inc.	632	9,480

		20,615

Other Energy — 0.9%
Northland Power Inc.	293	5,140

Total Canada (Cost — $22,246)		25,755

Total Equity Investments (Cost — $597,577)		644,588

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Debt Instruments — 23.4%
United States — 17.4%
Upstream — 9.3%
Antero Resources LLC	9.375%	12/1/17	$11,478	$12,568
Carrizo Oil & Gas, Inc.	8.625	10/15/18	14,000	14,945
Chaparral Energy, Inc.	8.875	2/1/17	4,000	4,200
Chaparral Energy, Inc.	8.250	9/1/21	750	780
Clayton Williams Energy, Inc.	7.750	4/1/19	7,300	7,300
Comstock Resources, Inc.	7.750	4/1/19	9,000	9,146
Oasis Petroleum Inc.	7.250	2/1/19	2,500	2,525
SandRidge Energy, Inc.	7.500	3/15/21	1,500	1,554

				53,018

Coal — 3.3%
Foresight Energy LLC	9.625	8/15/17	13,641	14,937
Patriot Coal Corporation	8.250	4/30/18	3,750	3,998

				18,935

Midstream(2) — 2.7%
Crestwood Holdings Partners, LLC	(14)	10/1/16	7,225	7,469
Navios Maritime Acquisition Corporation	8.625	11/1/17	7,945	8,164

				15,633

Other Energy — 0.3%
Basic Energy Services, Inc.	7.750	2/15/19	1,750	1,846

Other — 1.8%
Navios Maritime Holdings, Inc.	8.125	2/15/19	10,000	10,050

Total United States (Cost — $97,342)				99,482

Canada — 6.0%
Midstream(2) — 2.5%
Gibson Energy, Inc.	10.000	1/15/18	11,910	14,649

Upstream — 3.5%
Paramount Resources Ltd.	8.250	12/13/17	(15)	8,033
Southern Pacific Resource Corp.	(16)	1/15/16	11,576	11,808

				19,841

Total Canada (Cost — $31,261)				34,490

Total Debt Investments (Cost — $128,603)				133,972

Total Long-Term Investments (Cost — $726,180)				778,560

Short-Term Investment — 4.5%
Repurchase Agreement — 4.5%
J.P. Morgan Securities Inc. (Agreement dated 5/31/11 to be repurchased at $25,959), collateralized by $26,510 in U.S. Treasury securities (Cost — $25,959)	0.001	6/1/11		25,959

Total Investments — 140.3% (Cost — $752,139)				804,519

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Contracts	Value

Liabilities
Call Option Contracts Written(17)
Midstream Company
El Paso Corporation, call options expiring 6/17/2011 @ $19.00	1,500	$(312)
El Paso Corporation, call options expiring 6/17/2011 @ $21.00	500	(29)
NiSource Inc., call options expiring 6/17/2011 @ $20.00	1,500	(60)
Southern Union Company, call options expiring 6/17/2011 @ $30.00	500	(33)
The Williams Companies, Inc., call options expiring 6/17/2011 @ $32.00	1,000	(33)

		(467)

Midstream MLP
Copano Energy, L.L.C., call options expiring 6/17/2011 @ $34.00	270	(10)
Enterprise Products Partners L.P., call options expiring 6/17/2011 @ $42.00	15	(1)
Magellan Midstream Partners, L.P., call options expiring 6/17/2011 @ $60.00	37	(1)

		(12)

Total Call Option Contracts Written (Premiums Received $274)		(479)

Revolving Credit Facility		(80,000)
Senior Unsecured Notes		(115,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(35,000)
Other Liabilities		(11,649)

Total Liabilities		(242,128)
Other Assets		10,955

Total Liabilities in Excess of Other Assets		(231,173)

Net Assets Applicable to Common Stockholders		$573,346

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Securities are categorized as “Midstream” if they (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

(3)	Includes limited liability companies.

(4)	This company is structured like an MLP but is not treated as a partnership for federal income tax purposes.

(5)	Security or a portion thereof is segregated as collateral on option contracts written.

(6)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

(7)	Unless otherwise noted, securities are treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly traded partnerships. The Fund had less than 25% of its total assets invested in publicly traded partnerships at May 31, 2011. It is the Fund’s intention to be treated as a RIC for tax purposes.

(8)	Distributions are paid-in-kind.

(9)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(10)	Security is not treated as a public-traded partnership for RIC qualification purposes.

(11)	The Fund believes that it is an affiliate of Plains All American GP LLC and Plains All American Pipeline, L.P. See Note 6 — Agreements and Affiliations.

(12)	Security is mandatory convertible to common shares of PPL Corporation and consists of a purchase contract for a beneficial ownership interest in PPL Capital Funding, Inc.’s 4.625% junior subordinated notes and a quarterly payment of 4.875% per annum of the $50 per share stated amount of the security.

(13)	Security is mandatory convertible to common shares of PPL Corporation and consists of a purchase contract for a beneficial ownership interest in PPL Capital Funding, Inc.’s 4.32% junior subordinated notes and a quarterly payment of 4.43% per annum of the $50 per share stated amount of the security.

(14)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points with a 2% LIBOR floor (10.50% as of May 31, 2011).

(15)	Principal amount is 7,500 Canadian dollars.

(16)	Floating rate second lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points with a 2% LIBOR floor (10.50% as of May 31, 2011).

(17)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2011
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $711,222)	$762,976
Affiliated (Cost — $14,958)	15,584
Repurchase agreement (Cost — $25,959)	25,959

Total investments (Cost — $752,139)	804,519
Deposits with brokers	302
Receivable for securities sold	3,833
Interest, dividends and distributions receivable (Cost — $4,317)	4,322
Deferred debt issuance and preferred stock offering costs and other assets	2,498

Total Assets	815,474

LIABILITIES
Revolving credit facility	80,000
Payable for securities purchased (Cost — $8,673)	8,673
Investment management fee payable	686
Call option contracts written (Premiums received — $274)	479
Accrued directors’ fees and expenses	45
Accrued expenses and other liabilities	2,245
Senior unsecured notes	115,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (1,400,000 shares issued and outstanding)	35,000

Total Liabilities	242,128

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$573,346

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (21,405,539 shares issued and outstanding and 198,600,000 shares authorized)	$21
Paid-in capital	509,698
Accumulated net investment income less distributions not treated as tax return of capital	(4,603)
Accumulated net realized gains	16,049
Net unrealized gains	52,181

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$573,346

NET ASSET VALUE PER COMMON SHARE	$26.78

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
STATEMENT OF OPERATIONS
(amounts in 000’s)
(UNAUDITED)

	For the Three	For the Six
	Months Ended	Months Ended
	May 31, 2011	May 31, 2011

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$6,714	$10,514
Affiliated investments	231	355

Total dividends and distributions (after foreign taxes withheld of $50 and $98, respectively)	6,945	10,869
Return of capital	(3,603)	(5,696)

Net dividends and distributions	3,342	5,173
Interest and other income (after foreign taxes withheld of $15 and $29, respectively)	2,907	4,669

Total investment income	6,249	9,842

Expenses
Investment management fees, before investment management fee waiver	2,417	4,064
Professional fees	128	230
Administration fees	108	199
Directors’ fees and expenses	41	88
Insurance	41	81
Reports to stockholders	30	60
Custodian fees	26	52
Other expenses	62	137

Total expenses — before investment management fee waiver, interest expense and preferred distributions	2,853	4,911
Investment management fee waiver	(484)	(813)
Interest expense	1,676	1,874
Distributions on mandatory redeemable preferred stock and amortization of offering costs	484	484

Total expenses	4,529	6,456

Net Investment Income	1,720	3,386

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	9,679	14,805
Investments — affiliated	—	—
Foreign currency transactions	(46)	(314)
Options	1,624	1,895
Payments on interest rate swap contracts	—	(337)

Net Realized Gains	11,257	16,049

Net Change in Unrealized Gains
Investments — non-affiliated	6,267	51,974
Investments — affiliated	42	627
Foreign currency translations	(8)	3
Options	880	(204)

Net Change in Unrealized Gains	7,181	52,400

Net Realized and Unrealized Gains	18,438	68,449

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$20,158	$71,835

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

			For the Period
	For the Six		November 24,
	Months Ended		2010 through
	May 31, 2011		November 30,
	(Unaudited)		2010

OPERATIONS
Net investment income (loss)(1)	$3,386		$(273)
Net realized gains	16,049		—
Net change in unrealized gains (losses)	52,400		(219)

Net Increase (Decrease) in Net Assets Resulting from Operations	71,835		(492)

DIVIDENDS TO COMMON STOCKHOLDERS
Dividends	(7,989	)(2)	—
CAPITAL STOCK TRANSACTIONS
Proceeds from initial public offering of 19,000,000 shares of common stock	—		475,000
Proceeds from issuance of 2,300,000 shares of common stock in connection with exercise of overallotment option	57,500		—
Underwriting discounts and offering expenses associated with the issuance of common stock	(2,703)		(22,325)
Issuance of 101,539 newly issued shares of common stock from reinvestment of distributions	2,420		—

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	57,217		452,675

Total Increase in Net Assets Applicable to Common Stockholders	121,063		452,183

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	452,283		100

End of period	$573,346		$452,283

(1)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies. The Fund estimates that the distribution in the amount of $466 paid to mandatory redeemable preferred stockholders during the six months ended May 31, 2011 will be a dividend (ordinary income). This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the mandatory redeemable preferred stock distributions made during the period will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

(2)	This is an estimate of the characterization of the distributions paid to common stockholders for the six months ended May 31, 2011 as either a dividend (ordinary income) or distribution (return of capital). This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2011
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$71,835
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Return of capital distributions	5,696
Net realized gains from investments, options and interest rate swap contracts	(16,363)
Unrealized gains (excluding impact on cash of $3 of foreign currency translations)	(52,397)
Amortization of bond premium	158
Purchase of long-term investments	(860,566)
Proceeds from sale of long-term investments	201,566
Proceeds of short-term investments, net	405,983
Increase in deposits with brokers	(302)
Increase in receivable for securities sold	(3,833)
Increase in interest, dividends and distributions receivable	(3,806)
Increase in other assets, net	(131)
Amortization of deferred debt issuance costs	169
Amortization of mandatory redeemable preferred stock offering costs	18
Decrease in payable for securities purchased	(26,723)
Increase in investment management fee payable	599
Increase in option contracts written, net	274
Increase in accrued directors’ fees and expenses	42
Increase in accrued expenses and other liabilities	1,106

Net Cash Used in Operating Activities	(276,675)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from revolving credit facility	80,000
Proceeds from offering of mandatory redeemable preferred stock	35,000
Proceeds from issuance of senior unsecured notes	115,000
Proceeds from issuance of common stock	57,500
Costs associated with issuance of the revolving credit facility	(1,079)
Costs associated with issuance of mandatory redeemable preferred stock	(518)
Costs associated with issuance of senior unsecured notes	(956)
Underwriting discount and offering expenses associated with the issuance of common stock	(2,703)
Cash distributions paid to common stockholders	(5,569)

Net Cash Provided by Financing Activities	276,675

NET INCREASE IN CASH	—
CASH — BEGINNING OF PERIOD	—

CASH — END OF PERIOD	$—

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $2,420 pursuant to the Fund’s dividend reinvestment plan.

During the six months ended May 31, 2011, there were no income taxes paid and interest paid was $395.

During the six months ended May 31, 2011, the Fund received $2,363 of paid-in-kind dividends. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Six	For the Period
	Months Ended	November 24, 2010(1)
	May 31, 2011	Through
	(Unaudited)	November 30, 2010

Per Share of Common Stock(2)
Net asset value, beginning of period	$23.80	$23.83	(3)
Net investment income (loss)(4)	0.16	(0.02)
Net realized and unrealized gains (losses)	3.25	(0.01)

Total income (loss) from operations	3.41	(0.03)

Common Dividends(5)	(0.38)	—

Effect of shares issued in reinvestment of dividends	(0.01)	—

Effect of issuance of common stock	(0.04)	—

Net asset value, end of period	$26.78	$23.80

Per share market value, end of period	$25.10	$25.00

Total investment return based on common stock market value(6)	2.0%	0.0%

Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$573,346	$452,283
Ratio of expenses to average net assets
Management fees(8)	1.5%	1.3%
Other expenses	0.3	0.3	(9)

Subtotal	1.8	1.6
Interest expense and distributions on mandatory redeemable preferred stock	0.9	—
Management fee waiver	(0.3)	(0.3)

Total expenses	2.4%	1.3%

Ratio of net investment income (loss) to average net assets(4)	1.3%	(1.3	)%(9)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets(10)	13.5%	(0.1)%
Portfolio turnover rate(10)	35.4%	0.0%
Average net assets	$531,247	$452,775
Senior unsecured notes outstanding, end of period	115,000	—
Revolving credit facility outstanding, end of period	80,000	—
Mandatory redeemable preferred stock, end of period	35,000	—
Average shares of common stock outstanding	21,005,906	19,004,000
Asset coverage of total debt(11)	412.0%	—
Asset coverage of total leverage (debt and preferred stock)(12)	349.3%	—
Average amount of borrowings per share of common stock during the period(2)	$4.58	—

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.05 per share.

(4)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 2 — Significant Accounting Policies.

(5)	The information presented for the six months ended May 31, 2011 is an estimate of the characterization of the distribution paid and is based on the Fund’s operating results during the period. Based on this operating results, the entire distribution is estimated to be characterized as a dividend (ordinary income).

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized.

(8)	Ratio reflects total management fee before waiver.

(9)	For purposes of annualizing other expenses of the Fund, professional fees and reports to stockholders are fees associated with the annual audit and annual report and therefore have not been annualized.

(10)	Not annualized.

(11)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

(12)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of senior notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

1.	Organization

Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) was organized as a Maryland corporation on August 26, 2010 and commenced operations on November 24, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KMF.”

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Fund calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any indebtedness) and the liquidated value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Fund may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund may hold securities that are privately issued, illiquid or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which, in the judgment of KA Fund Advisors, LLC (“KAFA” or the “Adviser”), reliable market quotations are not readily available, the pricing service does not provide a valuation, or the pricing service provides a valuation that in the judgment of the Adviser is stale or does not represent fair value, valuations are determined in a manner that most fairly reflects fair value of the security on the

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by KAFA’s investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations generally are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a quarterly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee generally meets on or about the end of each quarter to consider new valuations presented by KAFA, if any, which were made in accordance with the valuation procedures in such quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of KAFA, the Board of Directors, or the Valuation Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly-traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

As of May 31, 2011, the Fund held 12.1% of its net assets applicable to common stockholders (8.5% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at May 31, 2011 was $69,633. See Note 7 — Restricted Securities.

E. Repurchase Agreements — The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

F. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At May 31, 2011, the Fund had no open short sales.

G. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts.  The Fund may use interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.  The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Fund would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The following table sets forth the Fund’s estimated total return of capital portion of the distributions received from its investments. The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases Net Realized Gains and Net Change in Unrealized Gains in each of the periods presented below.

	Three Months Ended	Six Months Ended
	May 31, 2011	May 31, 2011

Return of capital portion of distributions received	52%	52%
Return of capital — attributable to Net Realized Gains	$497	$547
Return of capital — attributable to Net Change in Unrealized Gains	3,106	5,149

Total return of capital	$3,603	$5,696

J. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three and six months ended May 31, 2011, the Fund did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund receives paid-in-kind dividends in the form of additional units from its investments in Buckeye Partners, L.P. (Class B Units), Crestwood Midstream Partners LP (Class C Units), Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. In connection with the purchase of units directly from PAA Natural Gas Storage, L.P. (“PNG”) in a private investment in public equity (“PIPE”) transaction, the Fund was entitled to the distribution paid to unitholders of record on February 4, 2011, even though such investment had not closed at such date. Pursuant to the purchase agreement, the purchase price for the PNG units was reduced by the amount of such

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

dividend, which had the effect of paying such distribution in additional units. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the three and six months ended May 31, 2011, the Fund received the following paid-in-kind dividends.

	Three Months Ended	Six Months Ended
	May 31, 2011	May 31, 2011

Buckeye Partners, L.P. (Class B Units)	$263	$527
Crestwood Midstream Partners LP (Class C Units)	73	73
Enbridge Energy Management, L.L.C.	332	409
Kinder Morgan Management, LLC	664	951
PAA Natural Gas Storage, L.P.	—	403

Total paid-in-kind dividends	$1,332	$2,363

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, the Fund includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

M. Taxes — It is the Fund’s intention to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax. See Note 4 — Taxes.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenor of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely- than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three and six months ended May 31, 2011, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

N. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

O. Offering Costs — Offering costs incurred in connection with the sale of shares of common stock are charged to paid-in capital when the shares are issued. During the six months ended May 31, 2011, offering costs of $115 were incurred in connection with the issuance of common stock pursuant to the exercise of the overallotment option.

P. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Fair Value

As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Fund’s repurchase agreements, which are collateralized by U.S. Treasury bonds, are generally high quality and liquid; however, the Fund reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at May 31, 2011. The Fund presents these assets by security type and description on its Schedule of Investments.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Assets at Fair Value
Equity investments	$644,588	$574,955	$—	$69,633
Debt investments	133,972	—	133,972	—
Repurchase agreement	25,959	—	25,959	—

Total assets at fair value	$804,519	$574,955	$159,931	$69,633

Liabilities at Fair Value
Call option contracts written	$479	$—	$479	$—

For the three and six months ended May 31, 2011, there were no transfers between Level 1 and Level 2.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

In January 2010, the FASB issued ASU No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required are effective for the Fund’s fiscal year beginning December 1, 2011 and for interim periods within that fiscal year. Such disclosures will present separately the Level 3 purchases, sales, issuances and settlements on a gross basis instead of one net amount. Management will continue to evaluate the impact of ASU No. 2010-06 for the required disclosures.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

The following tables present the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2011.

Equity
Three Months Ended May 31, 2011	Investments

Balance — February 28, 2011	$54,349
Transfers out	—
Realized gains (losses)	—
Unrealized losses, net	(746)
Purchases, issuances or settlements	16,030

Balance — May 31, 2011	$69,633

Equity
Six Months Ended May 31, 2011	Investments

Balance — November 30, 2010	$—
Transfers out	(15,000)
Realized gain (losses)	—
Unrealized gains, net	1,720
Purchases, issuances or settlements	82,913

Balance — May 31, 2011	$69,633

The $746 of unrealized losses, and the $1,720 of unrealized gains presented in the tables above for the three and six months ended May 31, 2011 relate to investments that were still held at May 31, 2011, and the Fund presents these unrealized gains (losses) on the Statement of Operations — Net Change in Unrealized Gains.

The purchases, issuances or settlements of $16,030 and $82,913 for the three and six months ended May 31, 2011, respectively, relate to the Fund’s investments in Buckeye Partners, L.P. (Class B Units), Buckeye Partners, L.P. (Common Units), Crestwood Midstream Partners LP, Crestwood Midstream Partners LP (Class C Units), PAA Natural Gas Storage, L.P., Plains All American GP LLC and Regency Energy Partners L.P. The Fund’s investment in the common units of Buckeye Partners, L.P., which is noted as a transfer out in the table above, became registered effective February 15, 2011.

4.	Taxes

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and any net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to wash sales, disallowed partnership losses from MLPs and foreign currency transactions.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Prior to the enactment of the Act, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

At May 31, 2011, the cost basis of investments for federal income tax purposes was $752,139, and the net cash received on option contracts written was $274. At May 31, 2011, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$60,322
Gross unrealized depreciation of investments (including options)	(8,146)

Net unrealized appreciation of investments before foreign currency related translations	52,176
Unrealized appreciation on foreign currency related translations	5

Net unrealized appreciation of investments	$52,181

5.	Concentration of Risk

The Fund’s investment objective is to obtain a high level of total return with an emphasis on making quarterly cash distributions to its stockholders. Under normal circumstances, the Fund will invest at least 80% of total assets in securities of companies in the Midstream/Energy Sector and will invest at least 50% of total assets in securities of Midstream MLPs and Midstream Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Midstream/Energy Sector. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

6.	Agreements and Affiliations

A. Administration Agreement —  The Fund has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Fund. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund.

For the three and six months ended May 31, 2011, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund. During the first year of investment activities following the Fund’s initial offering, KAFA has contractually agreed to waive or reimburse the Fund for fees in an amount equal on an annual basis to 0.25% of its monthly average total assets.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of debt and preferred stock, minus the sum of the Fund’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends/distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding preferred stock, and other

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if the Fund owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Fund believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Fund, own units of Plains GP. The Fund believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Fund’s and other affiliated Kayne Anderson funds’ ownership interests in Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

PAA Natural Gas Storage, L.P. (“PNG”) is an affiliate of PAA and Plains GP. PAA owns 62% of PNG’s limited partner units and owns PNG’s general partner. The Fund does not believe it is an affiliate of PNG based on the current facts and circumstances.

7.	Restricted Securities

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

At May 31, 2011, the Fund held the following restricted investments:

				Number of
				Units,
		Acquisition	Type of	Principal ($)	Cost	Fair	Fair Value	Percent of	Percent of
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	Per Unit	Net Assets	Total Assets

Level 3 Investments(1)
Buckeye Partners, L.P.	Class B Units	1/18/11	(2)	273	$14,779	$15,113	$55.44	2.6%	1.9%
Crestwood Midstream Partners LP	Common Units	12/3/10	(2)	77	1,941	2,142	27.82	0.4	0.2
Crestwood Midstream Partners LP	Class C Units	4/1/11	(2)	166	4,000	3,960	23.91	0.7	0.5
PAA Natural Gas Storage, L.P.	Common Units	2/8/11	(2)	1,168	24,387	25,658	21.97	4.5	3.1
Plains All American GP LLC	Common Units	12/23/10, 12/31/10	(3)	7	9,913	10,605	1,521.74	1.8	1.3
Regency Energy Partners L.P.	Common Units	5/2/11	(2)	500	11,800	12,155	24.31	2.1	1.5

Total					$66,820	$69,633		12.1%	8.5%

Level 2 Investments(4)
Basic Energy Services, Inc.	Senior Notes	2/3/11	(2)	$1,750	$1,750	$1,846	n/a	0.3%	0.2%
Clayton Williams Energy, Inc.	Senior Notes	(5)	(2)	7,300	7,294	7,300	n/a	1.3	0.9
Crestwood Holdings Partners, LLC	Secured Term Loan	(5)	(3)	7,225	7,462	7,469	n/a	1.3	0.9
Foresight Energy LLC	Senior Notes	(5)	(3)	13,641	14,630	14,937	n/a	2.6	1.8
Navios Maritime Holdings Inc.	Senior Notes	(5)	(2)	10,000	10,064	10,050	n/a	1.8	1.2
Oasis Petroleum Inc.	Senior Notes	4/28/11	(2)	2,500	2,525	2,525	n/a	0.4	0.3
Paramount Resources Ltd.	Senior Notes	11/30/10	(2)	(6)	7,306	8,033	n/a	1.4	1.0
SandRidge Energy, Inc.	Senior Notes	3/2/11	(2)	1,500	1,503	1,554	n/a	0.3	0.2
Southern Pacific Resources Corp.	Secured Term Loan	(5)	(2)	11,576	11,579	11,808	n/a	2.1	1.5

Total					$64,113	$65,522		11.5%	8.0%

Total of all restricted securities					$130,933	$135,155		23.6%	16.5%

(1)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies.

(2)	Unregistered security of a public company.

(3)	Unregistered security of a private company.

(4)	These securities have a fair market value determined by the mean of the bid and ask prices provided by a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(5)	Security was acquired at various dates during the fiscal period ended November 30, 2010 or the six months ended May 31, 2011.

(6)	Principal amount is 7,500 Canadian dollars.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

Option Contracts — Transactions in option contracts for the three and six months ended May 31, 2011 were as follows:

	Number of
Call Options Written	Contracts	Premium

Options outstanding at February 28, 2011	13,972	$1,072
Options written	38,369	2,804
Options subsequently repurchased(1)	(28,509)	(2,217)
Options exercised	(15,391)	(1,187)
Options expired	(3,119)	(198)

Options outstanding at May 31, 2011	5,322	$274

(1)	The price at which the Fund subsequently repurchased the options was $795, which resulted in a realized gain of $1,422

	Number of
Call Options Written	Contracts	Premium

Options outstanding at beginning of period	—	$—
Options written	69,649	5,304
Options subsequently repurchased(1)	(32,678)	(2,583)
Options exercised	(27,339)	(2,177)
Options expired	(4,310)	(270)

Options outstanding at end of period	5,322	$274

(1)	The price at which the Fund subsequently repurchased the options was $934, which resulted in net realized gains of $1,649.

Interest Rate Swap Contracts — The Fund may enter into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in future interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Fund’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of May 31, 2011, the Fund did not have any interest rate swap contracts outstanding.

During the six months ended May 31, 2011, the Fund entered into interest rate swap contracts ($125,000 notional amount) in anticipation of the private placements of senior unsecured notes and mandatory redeemable preferred stock. In conjunction with the pricing of the private placements on February 17, 2011, these interest rate swap contracts were terminated and resulted in a $337 realized loss.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as		Fair Value as of
Hedging Instruments	Statement of Assets and Liabilities Location	May 31, 2011

Call options	Call option contracts written	$(479)

The following tables set forth the effect of the Fund’s derivative instruments on the Statement of Operations:

For the Three Months
Ended May 31, 2011
Net Change in
		Net Realized	Unrealized
	Location of Gains on	Gains on	Gains on
	Derivatives	Derivatives	Derivatives
Derivatives Not Accounted for as	Recognized in	Recognized in	Recognized in
Hedging Instruments	Income	Income	Income

Call options	Options	$1,624	$880

		For the Six Months
		Ended May 31, 2011
			Change in
		Net Realized	Unrealized
	Location of Gains/(Losses) on	Gains/(Losses) on	Gains/(Losses) on
	Derivatives	Derivatives	Derivatives
Derivatives Not Accounted for as	Recognized in	Recognized in	Recognized in
Hedging Instruments	Income	Income	Income

Call options	Options	$1,895	$(204)
Interest rate swap contracts	Interest rate swap contracts	(337)	—

		$1,558	$(204)

9.	Investment Transactions

For the six months ended May 31, 2011, the Fund purchased and sold securities in the amounts of $860,566 and $201,566 (excluding short-term investments and options), respectively.

10.	Revolving Credit Facility

On January 20, 2011, the Fund entered into a $100,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of banks. The Credit Facility has a three-year commitment maturing on January 20, 2014. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 2.25%, depending on the Fund’s asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to one-month LIBOR plus 1.75%, based on current asset coverage ratios. The Fund will pay a fee of 0.35% per annum on any unused amounts of the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

For the six months ended May 31, 2011, the average amount outstanding under the Credit Facility was $39,286 with a weighted average interest rate of 2.20%. As of May 31, 2011, the Fund had $80,000 outstanding on the Credit Facility at an interest rate of 1.96%.

11.	Senior Unsecured Notes

On March 3, 2011, the Fund completed a private placement with institutional investors of $115,000 of senior unsecured notes (“Senior Notes”). The net proceeds from the offerings were used to repay the outstanding balance on the Credit Facility, to make new portfolio investments and for general corporate purposes.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

The table below sets forth the key terms of each series of the Senior Notes.

	Principal	Estimated Fair
	Outstanding,	Value,	Fixed
Series	May 31, 2011	May 31, 2011	Interest Rate	Maturity

A	$55,000	$56,600	3.93%	3/3/16
B	60,000	62,300	4.62%	3/3/18

	$115,000	$118,900

Holders of the fixed rate Senior Notes (Series A and Series B) are entitled to receive cash interest payments semi-annually (on September 3 and March 3) at the fixed rate.

During the six months ended May 31, 2011, the average principal balance outstanding was $56,868 with a weighted average interest rate of 4.29%.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Fund. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At May 31, 2011, the Fund was in compliance with all covenants under the agreements of the Senior Notes.

12.	Preferred Stock

On March 3, 2011, the Fund issued 1,400,000 shares of Series A mandatory redeemable preferred stock, with a total liquidation value of $35,000, to institutional investors through a private placement. The mandatory redeemable preferred stock has a seven-year term with a mandatory redemption date of March 3, 2018 and has a liquidation value of $25.00 per share. The estimated fair value of the mandatory redeemable preferred stock as of May 31, 2011 was $36,400.

Holders of the mandatory redeemable preferred stock are entitled to receive cumulative cash distribution payments on the first business day following each quarterly period (May 31, August 31, November 30 and February 28) at a fixed rate of 5.32% per annum. If the rating provided by FitchRatings falls below A (or the equivalent rating of another nationally recognized agency), the annual distribution rate on the mandatory redeemable preferred stock will increase between 0.5% and 4.0%, depending on the rating. The annual distribution rate will increase by 4.0% if no ratings are maintained, and the dividend rate will increase by 5.0% if the Fund fails to make quarterly distribution or certain other payments.

The mandatory redeemable preferred stock ranks senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

circumstances at the option of the Fund and is also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Fund.

At May 31, 2011, the Fund was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13.	Common Stock

At May 31, 2011, the Fund has 198,600,000 shares of common stock authorized. Of the 21,405,539 shares of common stock outstanding at May 31, 2011, KAFA owned 4,000 shares. Transactions in common shares for the six months ended May 31, 2011 were as follows:

Shares outstanding at November 30, 2010	19,004,000
Shares issued through reinvestment of distributions	101,539
Shares issued in connection with the exercise of the overallotment option	2,300,000

Shares outstanding at May 31, 2011	21,405,539

14.	Subsequent Events

On June 29, 2011, the Fund declared its quarterly distribution of $0.41 per common share for the fiscal second quarter for a total of $8,776. The distribution was paid on July 22, 2011 to common stockholders of record on July 13, 2011. Of this total, pursuant to the Fund’s dividend reinvestment plan, $3,839 was reinvested into the Fund through the issuance of 161,766 shares of common stock.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)
Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC. (“KMF”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and account balances
■ Payment history and transaction history
■ Account transactions and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KMF chooses to share; and whether you can limit this sharing.

Can you limit
Reasons we can share your personal information	Does KMF share?	this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

Who we are

Who is providing this notice?	KMF

What we do

How does KMF protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Access to your personal information is on a need-to-know basis. KMF has adopted internal policies to protect your non-public personal information.

How does KMF collect my personal information?	We collect your personal information, for example, when you
■ Open an account or provide account information
■ Buy securities from us or make a wire transfer
■ Give us your contact information
We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ KMF does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ KMF does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ KMF does not jointly market.

Other important information

None.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Kayne Anderson Midstream/Energy Fund, Inc., a Maryland corporation (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Fund to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Fund’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.

10. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: November 18, 2010

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863;

•	on the Fund’s website, http://www.kaynefunds.com; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Fund will file a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Fund will also make its Forms N-Q available on its website at http://www.kaynefunds.com.

SHARE REPURCHASE DISCLOSURE
(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common stock in the open market.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS
(UNAUDITED)

On June 30, 2011, the Fund held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of May 16, 2011 (the “Record Date”), the Fund had 21,405,539 outstanding shares of common stock and 1,400,000 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 21,511,902 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)	The election of Kevin S. McCarthy as Class I director, to serve for a term of three years until the Fund’s 2014 annual meeting of stockholders and until his successor is duly elected and qualified.

The election of Mr. McCarthy required the affirmative vote of the holders of a majority of shares of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 21,256,097 shares were cast in favor and 255,805 shares withheld authority in the election of Mr. McCarthy.

As a result of the vote on this matter, Mr. McCarthy was elected to serve as director of the Fund for a three-year term.

Barry R. Pearl and William L. Thacker continued as directors with terms expiring on the date of the Fund’s 2012 annual meeting of stockholders; William R. Cordes and Albert L. Richey continued as directors with terms expiring on the date of the Fund’s 2013 annual meeting of stockholders.

(ii)	The ratification of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2011.

Approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For the purposes of this proposal, each share of common stock and each share of mandatory redeemable preferred stock is entitled to one vote. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

On this matter, 21,283,404 shares were cast in favor, 124,304 shares were cast against, 104,192 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

(iii)	The approval of a proposal to authorize the Fund to sell shares of its common stock at a net price below net asset value per share, so long as the gross price (before underwriting fees, commissions and offering expenses) is above net asset value per share, effective for a period expiring on the date of the Fund’s 2012 annual meeting of stockholders. Approval of this proposal required both of the following:

a.	The affirmative vote of a majority of all holders of the Fund’s common stock on the records of the Fund’s transfer agent (“Registered Common Stockholders”) as of the Record Date (the “Registered Common Stockholder Vote”). For purposes of the Registered Common Stockholder Vote, abstentions will have the effect of votes against this proposal; and broker non-votes are not relevant for this vote because Registered Common Stockholders are “stockholders of record” with the transfer agent and, therefore, do not hold their shares through a broker.

With respect to this requirement, out of 10 total Registered Common Stockholders, 10 voted in favor, none voted against, none abstained, and there were no broker non-votes.

b.	The affirmative vote of a majority of the votes cast by the holders of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class (the “Majority Stockholder Vote”). For the purposes of the Majority Stockholder Vote,

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS
(UNAUDITED)

abstentions will have the effect of votes against this proposal, and broker non-votes will have no effect on the outcome.

With respect to this requirement, 5,547,688 shares were cast in favor, 482,493 shares were cast against, 166,317 shares abstained, and there were 15,315,404 broker non-votes.

As a result of the vote on this matter, the proposal was approved.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
GLOSSARY
(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this Semi-Annual Report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity.

“Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets.

“General Partner MLPs” means Master Limited Partnerships whose assets consist of ownership interests of an affiliated Master Limited Partnership (which may include general partnership interests, incentive distribution rights, common units and subordinated units).

“Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.

“Midstream Companies” means companies, other than Midstream MLPs, that own and operate Midstream Assets. Such companies are not structured as Master Limited Partnerships and are taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“Midstream/Energy Sector” consists of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies.

“Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Companies.

“Midstream MLPs” means MLPs that principally own and operate Midstream Assets. Midstream MLPs also include (a) MLPs that provide transportation and distribution services of energy related products through the ownership of marine transportation vessels, (b) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (c) MLP Affiliates of Midstream MLPs.

“MLPs” means entities that are structured as Master Limited Partnerships and their affiliates and includes Midstream MLPs, Other MLPs and MLP Affiliates.

“MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“Other Energy Companies” means Energy Companies, excluding MLPs and Midstream Companies.

“Other MLPs” consists of (a) upstream MLPs, (b) coal MLPs, (c) propane MLPs and (d) MLPs that operate other energy assets or provide energy-related services.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
William R. Cordes	Director
Barry R. Pearl	Director
Albert L. Richey	Director
William L. Thacker	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President
Jody C. Meraz	Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC	Ultimus Fund Solutions, LLC
717 Texas Avenue, Suite 3100	350 Jericho Turnpike, Suite 206
Houston, TX 77002	Jericho, NY 11753

1800 Avenue of the Stars, Second Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor	350 South Grand Avenue
Dallas, TX 75254	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.
     Not applicable.
Item 3. Audit Committee Financial Expert.
     Not applicable.
Item 4. Principal Accountant Fees and Services.
     Not applicable.
Item 5. Audit Committee of Listed Registrants.
     Not applicable.
Item 6. Schedule of Investments.
     Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.
     None.
Item 10. Submission of Matters to a Vote of Security Holders.
     None.
Item 11. Controls and Procedures.
     (a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the 1940 Act) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
     (b) The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
     (a)(1) Not applicable to semi-annual reports.
     (a)(2) Separate certifications of Principal Executive and Principal Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
     (b) Certification of Principal Executive and Principal Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

Date: July 28, 2011	By:	/s/ Kevin S. McCarthy Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 28, 2011	By:	/s/ Kevin S. McCarthy Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

Date: July 28, 2011	By:	/s/ Terry A. Hart Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index
     (a)(1) Not applicable to semi-annual reports.
     (a)(2) Separate certifications of Principal Executive and Principal Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
     (b) Certification of Principal Executive and Principal Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.